EXHIBIT 10.3(b)

                             1996 STOCK OPTION PLAN

                                       OF

                             OBJECTSOFT CORPORATION

                       (AS AMENDED AS OF JANUARY 18, 2000,
                        SUBJECT TO STOCKHOLDER APPROVAL)


                  1. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees) and to consultants and advisors and directors who are not employees of ObjectSoft Corporation, a Delaware corporation (the "Company"), or its present and future Subsidiaries or a Parent (as each such term is defined in Paragraph 19), and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options which do not qualify as ISOs ("NQSOs"), but the Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

                  2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of common stock, $.0001 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 1,000,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

                  3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee of the Board of Directors consisting of not less than two directors (the "Committee"). During such time as the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), to the extent necessary to preserve any deduction under Section 162(m) of the Code or to comply with Rule 16b-3 promulgated under the Exchange Act, or any successor rule ("Rule 16b-3"), any Committee appointed by the Board of Directors to administer the Plan shall be comprised of two or more directors, each of whom shall be a "non-employee director," within the meaning of Rule 16b-3,

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and an "outside  director,"  within the meaning of Treasury  Regulation  Section
1.162-27(e)(3), and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state laws and Rule 16b-3). A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

                  Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine the key employees, consultants and directors who shall be granted options; the times when options shall be granted; whether an Employee Option shall be an ISO or a NQSO; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including without limitation, contingencies relating to entering into a covenant not to compete with the Company, any of its Subsidiaries or a Parent (as defined in Paragraph 19), to financial objectives for the Company, any of its Subsidiaries or a Parent, a division of any of the foregoing, a product line or other category, and/or the period of continued employment of the optionee with the Company, any of its Subsidiaries or a Parent, and to determine whether such contingencies have been met; whether an optionee is Disabled (as defined in Paragraph 19); and, the amount, if any, necessary to satisfy the obligation of the Company, a Subsidiary or a Parent to withhold taxes or other amounts; the fair market value of a share of Common Stock; to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option, provided, that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification, and further, provided, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan or any option granted under the Plan or any amendment to either which, under Rule 16b-3 or Section 162(m) of the Code, requires approval by the Board of Directors, a committee of Non-Employee Directors or the stockholders to be exempt under Section 16(b) of the Exchange Act (unless otherwise specifically provided herein) or to preserve any deduction under Section 162(m) of the Code; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Committee in its sole discretion. The determinations of the

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Committee on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties.

                  No member or former member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder. In addition to any other rights of indemnification they may have as directors or as members or former members of the Committee, each such member and former member shall be indemnified and held harmless by the Company from and against any reasonable expenses (including reasonable attorneys' fees) actually and necessarily incurred in connection with the defense, of any claim, action, suit, proceeding or appeal (collectively, "Case") to which he is a party by reason of an action or failure to act under or in connection with the Plan or any option granted hereunder, and against all amounts paid by him in settlement of such Case (provided such settlement is approved by the Company) or paid in satisfaction of a judgment in such Case; provided, however, that such member or former member shall not be entitled to indemnification (a) if he did not within 60 days after the institution of such Case offer to the Company in writing the opportunity to handle and defend the Case at its own expense, or (b) to the extend the Case resulted from his gross negligence or willful misconduct.

                  4. ELIGIBILITY; GRANTS. The Committee may from time to time, in its sole discretion, consistent with the purposes of the Plan, grant Employee Options to key employees (including officers and directors who are key employees) of, Consultant Options to consultants and advisors to, the Company or any of its Subsidiaries or a Parent and Non-Employee Director Options to Non-Employee Directors. Such options granted shall cover such number of shares of Common Stock as the Committee may determine, in its sole discretion; provided, however, that, if on the date of grant of an option, any class of equity securities is required to be registered under Section 12 of the Exchange Act, the maximum number of shares subject to Employee Options that may be granted to any individual during any calendar year under the Plan (the "162(m) Maximum") shall not exceed 500,000 shares; and further, provided, that the aggregate market value (determined at the time the option is granted in accordance with Paragraph 5) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Such limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option (or the portion thereof) granted in excess of such amount shall be treated as a NQSO.

                  5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Committee in its sole discretion; provided, however, that the exercise price of an ISO shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.


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

                  The fair market value of a share of Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average between the high and low sales prices per share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on The Nasdaq Stock Market ("Nasdaq"), and (i) if actual sales price information is available with respect to the Common Stock, the average between the high and low sales prices per share of Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average between the highest bid and lowest asked prices per share of Common Stock on such day on Nasdaq, or
(c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average between the highest bid and lowest asked prices per share of Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (a),
(b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Board by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Committee shall be exclusive in determining the fair market value of the stock.

                  6. TERM. The term of each option granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion; provided, however, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding ten years from the date of grant thereof; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

                  7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office (at present 50 East Palisade Avenue, Suite 411, Englewood, New Jersey 07631) stating which ISO or NQSO is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract with respect to an Employee Option permits installment payments) (a) in cash or by certified check or (b) if the applicable Contract permits, with previously acquired shares of Common Stock having an aggregate fair market value on the date of exercise (determined in accordance with Paragraph 5) equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock; provided, however, that in no case without the consent of the Committee may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any option until all required payments with respect thereto, including payments for any required withholding amounts, have been made. The Committee may, in its sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

                  A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

                  In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

                  8. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, any holder of an Employee Option or Consultant Option whose relationship with the Company, its Parent and Subsidiaries as an employee, a consultant or an advisor has terminated for any reason other than in the case of an individual optionee his death or Disability (as defined in Paragraph 19) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated either (a) for cause, or (b) without the consent of the Company, such option shall terminate immediately. Except as may otherwise be expressly provided in the applicable Contract, Employee Options and Consultant Options granted under the Plan shall not be affected by any change in the status of the optionee so long as the optionee continues to be an employee of, or a consultant or an advisor to, the Company, or any of the Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one corporation to another).

                  For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

                  The holder of a Consultant Option whose consulting or advisory relationship with the Company (and its Parent and Subsidiaries) has terminated for any reason may exercise such option to the extent exercisable on the date of such termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship was terminated either (a) for cause or (b) without the consent of the Company (other than as a result of the death or Disability of the holder or a key employee of the holder) the option shall terminate immediately.

                  Except as may otherwise be expressly provided in the applicable Contract, the Non-Employee Director Option shall not be affected by the optionee's ceasing to be a director of the Company or becoming an employee of the Company, any of its Subsidiaries or a Parent; provided, however, that if the optionee is terminated for cause, such option shall terminate immediately.

                  Nothing in the Plan or in any option granted under the Plan shall confer on any optionee any right to continue in the employ of, or as a consultant or advisor to, the Company, any of its Subsidiaries or a Parent, or as a director of the Company, or interfere in any way with any right of the Company, any of its Subsidiaries or a Parent to terminate the optionee's relationship at any time for any reason whatsoever without liability to the Company, any of its Subsidiaries or a Parent.

                  9. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is an employee of, or consultant or advisor to, the Company, any of its Subsidiaries or a Parent, (b) within three months after the termination of such relationship (unless such termination was for cause or without the consent of the Company) or (c) within one year following the termination of such relationship by reason of his Disability, his Employee Option or Consultant Option may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph 19) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

                  Except as may otherwise be expressly provided in the applicable Contract, any optionee whose relationship as an employee of, or consultant or advisor to, the Company, its Parent and Subsidiaries has terminated by reason of such optionee's Disability may exercise his Employee Option or Consultant Option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

                  The term of a Non-Employee Director Option shall not be affected by the death or Disability of the optionee. If an optionee holding a Non-Employee Director Option dies during the term of such option, the option may be exercised at any time during its term by his Legal Representative.

                  10. COMPLIANCE WITH SECURITIES LAWS. The Committee may require, in its sole discretion, as a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities

Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

                  The Committee may require, in its sole discretion, as a condition to the exercise of any option that the optionee execute and deliver to the Company the optionee's representations and warranties, in form, substance and scope satisfactory to the Committee which the Committee determines is necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation, that (a) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for the optionee's own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or
(ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

                  In addition, if at any time the Committee shall determine, in its sole discretion, that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, Nasdaq or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issue of shares of Common Stock thereunder, such option may not be granted or exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

                  11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Committee.

                  12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provisions of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which are outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option, the 162(m) Maximum, and the exercise price thereof shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive. Such adjustments may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefor.

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

Notwithstanding the foregoing, no adjustment shall be made pursuant to this Paragraph 12 if such adjustment (a) would cause the Plan to fail to comply with
Section 422 of the Code or with Rule 16b-3 of the Exchange Act (if applicable to such option), or (b) would be considered as the adoption of a new plan requiring Stockholder approval.

                  In the event of (a) the liquidation or dissolution of the Company, or (b) a merger in which the Company is not the surviving corporation or a consolidation, or (c) a merger (or similar transaction) in which the Company is the surviving corporation but more than 50% of the outstanding Common Stock is transferred or exchanged for other consideration or in which shares of Common Stock are issued in an amount in excess of the number of shares of Common Stock outstanding immediately preceding the merger (or similar transaction), any outstanding options shall terminate upon the earliest of any such event, unless other provision is made therefor in the transaction under the Contract otherwise provided.

                  13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on March 15, 1996 and amended on March 3, 1998, on March 15, 1999 and on January 18, 2000. No ISO may be granted under the Plan after March 14, 2006. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the provisions of Rule 16b-3, Section 162(m) of the Code, or any change in applicable law, regulations, rulings or interpretations of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or the 162(m) Maximum, (b) materially increase the benefits accruing to participants under the Plan, (c) change the eligibility requirements to receive options hereunder or (d) make any other change which under applicable law requires approval of the Company's stockholders. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing and outstanding option affected thereby, adversely affect his rights under such option. The power of the Committee to construe and administer any options granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

                  14. NON-TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or his Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

                  15. WITHHOLDING TAXES. The Company (and/or its Subsidiary or Parent, as applicable) may withhold (a) cash, (b) subject to any limitations under Rule 16b-3, shares of Common Stock to be issued with respect thereto having an aggregate fair market value on the exercise date (determined in accordance with Paragraph 5), or (c) any combination thereof, in an amount equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company, a Subsidiary or a Parent to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company (or to the Subsidiary or Parent) such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made. Fair market value of the shares of Common Stock shall be determined in accordance with Paragraph 5.

                  16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock issued or transferred upon the exercise of an ISO granted under the Plan.

                  The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

                  17. USE OF PROCEEDS. The cash proceeds from the sale of shares of Common Stock pursuant to the exercise of options under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

                  18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph 19) or assume the prior options of such Constituent Corporation.

                  19. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

                     (1)   Constituent   Corporation.   The  term   "Constituent
Corporation" shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a

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

transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

                     (2) Consultant Option. The term "Consultant Option" shall mean a NQSO granted pursuant to the Plan to a person who, at the time of grant, is a consultant to the Company or a Subsidiary of the Company, and at such time is neither a common law employee of the Company or any of its Subsidiaries nor a director of the Company.

                     (3)  Disability.   The  term  "Disability"   shall  mean  a
permanent and total disability within the meaning of Section 22(e)(3) of the Code.

                     (4) Employee Option. The term "Employee Option" shall mean an option granted pursuant to the Plan to an individual who, at the time of grant, is a key employee of the Company or any of its Subsidiaries.

                     (5) Legal Representative. The term "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

                     (6) Non-Employee Director. The term "Non-Employee Director" shall mean a person who is a director of the Company, but is not a common law employee of the Company, any of its Subsidiaries or a Parent.

                     (7) Non-Employee Director Option. The term "Non-Employee Director Option" shall mean a NQSO granted pursuant to the Plan to a person who, at the time of the grant, is a Non-Employee Director.

                     (8)  Parent.   The  term  "Parent"   shall  have  the  same
definition as "parent corporation" in Section 424(e) of the Code.

                     (9) Subsidiary. The term "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

                  20. GOVERNING LAW; CONSTRUCTION. The Plan, such options as may be granted hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions.

                  Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

                  21. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan or any Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

                  22. STOCKHOLDER APPROVAL. The amendments to the provisions of the Plan contained in Section 2 whereby the number of options that may be granted is increased to 1,000,000 and cotained in Section 4 whereby the 162(m) Maximum is increased shall be subject to approval by a majority of the votes cast at the next duly held meeting of the Company's stockholders at which a majority of the outstanding voting shares are present, in person or by proxy, and entitled to vote. No options granted pursuant to such amendments may be exercised prior to such approval, provided that the date of grant of any options granted hereunder shall be determined as if the Plan had not been subject to such approval unless otherwise specified by the Committee. Notwithstanding the foregoing, if the amendments to the Plan are not approved by a vote of the stockholders of the Company on or before January 1, 2001, any options granted thereunder shall terminate, but the Plan shall continue in full force and effect as it existed immediately prior to the adoption of such amendments.


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